Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of SmartStop Self Storage REIT, Inc. (the “Company”), in connection with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021 (the “Report”) hereby certifies, to his knowledge, that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 5, 2021	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer
(Principal Financial Officer)